JP Morgan Corporate Access March 24, 2011 Boston, MA JP Morgan Corporate Access Exhibit 99.1

Forward Looking Disclosures
JP Morgan Corporate Access
Forward-looking statements: Certain matters discussed in this presentation are “forward-
looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,”
“intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2010
(a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in
ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and
Supplementary Data: Notes 13 and 15; and (2) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Recent Events
• Reported strong 2010 results well above last year
• Issued 2011 earnings guidance of $1.65 to $1.80
• Dividend increased for 7
th
consecutive year
• Add $270 million revolving credit facility
• Issue 2011-2013 capital expenditure forecast
• New KCC commissioner appointed
• Outline active 2011 regulatory agenda
JP Morgan Corporate Access

• EPS from continuing operations of $1.81 vs. $1.28 last year
• Retail MWh sales increased 6%
– Above plan
• Warmer than normal weather
• Signs of economic recovery
– Industrials up 6%
• Implemented all planned price adjustments (annualized amts):
– Abbreviated rate case - $17 million
– Transmission adjustments - $16 million
– Environmental adjustment - $14 million
– Energy efficiency adjustment - $6 million
• No COLI proceeds in 2010
2010 Results Well Above 2009
JP Morgan Corporate Access

2011 Earnings Guidance of $1.65 to $1.80
• Plan price adjustments via tracking adjustments
• Weather adjusted retail sales grow < 1%
•
O&M increase <
2%
•
SG&A flat to decrease <
1%
•
Depreciation increases <
$15 million
• AFUDC equity decreases < $2 million
• COLI proceeds of $0.10 per share
• Interest charges increases < $5 million
• Effective tax rate of 29% - 31%
• Funding 2011 construction program
– Issue 12.7 million shares priced under forward sale agreements
– Borrowing from revolving credit facilities and/or issuance of debt
JP Morgan Corporate Access

$0.92
$1.00
$1.08
$1.16
$1.20
$1.24
$1.28
$0.75
$0.85
$0.95
$1.05
$1.15
$1.25
$1.35
2005 2006 2007 2008 2009 2010 2011
Dividend
• Quarterly dividend increased 3% effective April 1
• Long-standing dividend payout target of 60%-75% of earnings
– 2011 guidance implies payout at upper end of range
Indicated
annual rate
JP Morgan Corporate Access

• Four year maturity
• 2 options to extend term up to 1 year
• Accordion option allows for increase up to $400 million
• Increased total credit lines to $1 billion
– Existing $730 million facility
– New $270 million facility
New $270 Million Revolving Credit Facility
JP Morgan Corporate Access

Capital Expenditure Forecast 2011 - 2013
Actual Forecast Forecast Forecast Forecast
2010 2011 2012 2013 2011 - 2013 Method of Cost Recovery
Generation  replacements and other 83.4 $       130.4 $    146.4 $    150.6 $    427.4 $    General Rate Case (GRC)
Westar environmental 107.7        181.1        200.1        154.3        535.5       ECRR
La Cygne environmental 3.9            63.0          171.0        195.1        429.1       ECRR
Nuclear Fuel 35.3          25.1          30.1          41.7          96.9         Fuel adjustment clause
Transmission 197.3        192.7        161.3        164.1        518.1       FERC formula rate/TDC
Distribution
  New customers, replacements & other 78.7          95.9          102.2        106.4        304.5       GRC
Smart grid (a) 10.3          13.6          13.6         GRC
Other 23.5          19.8          15.0          11.0          45.8         GRC
Total 540.1 $     721.6 $    826.1 $    823.2 $    2,370.9 $
(a) net of DOE matching grant
In 2011, 2012 and 2013, Westar plans to incur additional expenditures related to the Prairie Wind Transmission joint venture (not inlcuded in above forecast amounts).
Prairie Wind Transmission joint venture
2.7 $         22.5 $       13.8 $       39.0 $
JP Morgan Corporate Access

Capital Expenditure Forecast 2011 - 2013
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2010 2011 2012 2013
$540
$722
$826 $823
Environmental Other Transmission
62%
65%
61%
JP Morgan Corporate Access
57%

Cash Flow Guidance
JP Morgan Corporate Access
2011E
(Millions)
Net income 205 $
Depreciation and amortization 285
Cash from operations 490
Less: Cash dividends 145
Internally generated cash 345
Less: CapEx 722
Net cash flow (377) $
Assumptions and notes:
Net Income – midpoint of 2011 EPS guidance times average shares outstanding
Average shares assumes issuance of shares priced under forward sale agreements
Cash dividends - $1.28 indicated annual dividend with 6.5% of common dividend being reinvested

• Mark Sievers appointed by governor to serve 4-year term
– Attorney and economist
– Work experience includes telecommunications industry
• Kansas Corporation Commission
– Three-member board appointed by governor
– Serve staggered four year terms
• Current KCC commissioners
– Thomas Wright
• Current chairman
• Term expires March 2014
– Ward Loyd
• Term expires March 2012
KCC Commissioner Appointed
JP Morgan Corporate Access

Significant Planned Regulatory Agenda
• Seek predetermination for 370MW of renewables
• Update TDC tariff
• KCC docket reviewing retrofit economics for coal plants
• Request siting authority for Prairie Wind Transmission line
• Update ECRR tariff
• Update energy efficiency rider
• Plan to file general rate case late spring or early summer
JP Morgan Corporate Access

13 2011 Plans JP Morgan Corporate Access

• Statute requires < 200 MW additional renewables
• Seeking predetermination from KCC for < 370 MW through PPAs
– Tentative agreements for 2 projects
• Post Rock Wind Farm - 201 MW
• Ironwood Wind Farm – 168 MW
– Expect both projects to be in-service by end 2012
• KCC Staff and CURB agree with company’s request
• Expect decision in May 2011
Seeking Predetermination for 370 MW of Renewables
JP Morgan Corporate Access

Annualized Rate & Revenue Changes
Actual and Estimated
2010 2011
(Estimated)
2012
(Estimated)
Base rates $17 million
Feb
(Abbreviated rate case)
TBD
Transmission rates $16 million
Jan 1
$17 million
Jan 1
<
$17 million
Jan 1
ECRR $14 million
June 1
<
$10 million
June 1
<
$29 million
June 1
Energy Efficiency $6 million
November
<
$11 million
November
<
$13 million
November
JP Morgan Corporate Access

Major Construction Projects Underway
• Environmental
– Lawrence Energy Center
• Install fabric filters, rebuild scrubbers, precipitator, low NOx system
– Jeffery Energy Center
• Install SCR on 1 unit
– La Cygne Energy Center
• Scrubbers, fabric filters, common chimney, SCR and low NOx system
• Transmission
– Wichita to Oklahoma 345 kV
– Planning and design Prairie Wind line
• SmartStar Lawrence
– $40 million project reduced by 50% DOE match
• Advanced outage management
• Automated metering infrastructure
JP Morgan Corporate Access

Projected Rate Base 2010 – 2015
(in billions)
2010 2011 2012 2013 2014 2015
Base Environmental Transmission
$6.7
$6.3
$5.9
$5.4
$5.0
$4.5
$3.5 $3.5 $3.5 $3.6 $3.7 $3.8
JP Morgan Corporate Access
$0.6
$0.8
$1.0
$1.1
$1.2
$1.4
$0.4
$0.6
$0.9
$1.2
$1.4
$1.5

18 Transmission JP Morgan Corporate Access

Concordia
JEC
Hays
Swissvale
Salina
Great Bend
Emporia
Wolf Creek
Hutchinson
Spearville
Rose Hill

Westar Energy.

Major Transmission Investments Underway
• Rose Hill – Oklahoma
Under  construction
• Target completion mid 2012
•
Investment < $100 million
• Prairie Wind Transmission
• 50/50 JV with ETA
• Siting request Feb 2011
• Begin construction mid 2012
• Estimated completion 2014
•
Project cost < $225 million
JP Morgan Corporate Access

Prairie Wind Project
Spearville
Wichita
Rose Hill

Westar Energy.

Prairie Wind Transmission, LLC
• Joint venture formed between Westar Energy and Electric Transmission
America
– Venture to develop high voltage transmission in Kansas
– 50% Westar / 50% ETA
• ETA is joint venture between AEP Transmission Holding Company and MEHC
America Transco, LLC
(wholly-owned subsidiary of MidAmerican Energy Holdings
Company)
JP Morgan Corporate Access

Prairie Wind Transmission, LLC
• Received FERC incentives
– Abandonment costs
– Recovery of pre-commercial development costs
– CWIP recovery in rate base
– 50/50 capital structure
– Allowed ROE of 12.8%
• KCC
– Siting request filed Feb 28, 2011
• Southwest Power Pool
– Regional cost allocation approved by FERC
– “Notice to Construct” accepted
– JV became a member of the SPP
– Awaiting SPP adoption of formula rate
JP Morgan Corporate Access

Prairie Wind JV Next Steps and Tentative Schedule
• Obtain siting authority from KCC
• Engineer and design
• Acquire rights-of-way
• Construction
– Anticipated to start by mid 2012
– Target completion late 2014
JP Morgan Corporate Access

23 Profile JP Morgan Corporate Access

Strategic Approach
• Embrace uncertainty and acknowledge inability to predict the future
• Place a high value on flexibility
– Operational
– Financial
– Regulatory
• Leverage actions and strategies around intrinsic advantages
• Seek collaborative and constructive approaches to regulation
• Value proposition
–
Protect against downside while growing investor returns
JP Morgan Corporate Access

Leavenworth
Manhattan
Topeka
Lawrence
Olathe
Salina
Emporia
Hutchinson
El Dorado
Wichita
Pittsburg

Westar Energy.

25 • Pure-play, vertically integrated, rate-regulated • < 7,000 MW of generation • 6,200 miles transmission • 687,000 customers Kansas’ Largest Electric Provider JP Morgan Corporate Access

Favorable Supply Portfolio
$56.37
$17.45
$6.50
Uranium Coal Gas
Ave. Fuel Cost
$18.37/MWh
Fuel Mix
Coal
49%
Gas
39%
Wind
4%
Uranium
8%
MW Capacity
5.0¢
6.0¢
7.0¢
8.0¢
9.0¢
10.0¢
Westar Energy Kansas City Power
and Light (KS)
Empire District
Electric (KS)
National
Average
7.6¢
8.4¢ 8.4¢
Low Rates
Source: Edison Electric Institute 07/01/2010
Coal
74%
Gas
7%
Wind
3%
Uranium
16%
Cost of Fuel
JP Morgan Corporate Access

Diverse Energy Sales (MWh)
Chemical & oil
Food
processing
Aerospace
Consumer
manufacturing
Other
Commercial
38%
Residential
35%
Industrial
27%
39%
17%
16%
16%
12%
12%
18%
8%
7%
3%
4%
48%
Other
General
merchandise
Grocery/
Convenience
Real estate
Health care
Government
Education
JP Morgan Corporate Access

Strong Service Territory
• Overall economic conditions
significantly better than nation
– No real estate crash
– State unemployment remains
2+ pts favorable to nation
• Industrial sales showing signs
of recovery
– ’10 up 6% over ‘09 levels
• Pentagon awards refueling
tanker contract to Boeing
– Benefits Wichita and Kansas
economy
JP Morgan Corporate Access
3
4
5
6
7
8
9
10
11
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Unemployment
(latest 12 months)
U.S. KS

Capitalization and Liquidity
•
Target <
50/50 capital structure
• Solid investment grade credit
• Total credit facility capacity $1 billion
• No bonds mature before 2014
December 31, 2010
(a)
(millions)
Long-term, net $2,491
Preferred 21
Common 2,383
Total Capitalization $4,895
Debt
51%
Equity
49%
Preferred
<1%
Secured Unsecured Outlook
Moody's Baa1 Baa3 Positive
Fitch Ratings BBB+ BBB Positive
Standard & Poor's BBB+ BBB Stable
(a) Capitalization excludes short-term debt and
adjustments for VIEs
JP Morgan Corporate Access

Concordia
Iatan
JEC
Hays
Swissvale
Salina
Great Bend
Emporia
Wolf Creek
Hutchinson
Spearville
Wichita
Rose Hill

Westar Energy.

Potential for High Voltage Transmission Growth
A. JEC to Iatan
Energy Center
B. JEC to Concordia
C. Concordia to
Salina
D. Salina to Hays
E. JEC to Swissvale
F. Hutchinson to
Spearville
G. Wichita to Rose
Hill
H. Wolf Creek to
Emporia
F
G
A
B
C
E
D
H
JP Morgan Corporate Access

Westar’s Value Proposition
• Solid, transparent business strategy
• Strong, experienced utility management team
• Thoughtful, disciplined approach to operations, capital planning and financing
• Constructive regulatory and policy environment
– Results in lower prices for customers
– Provides investors clarity
• Focus on containing risks and maintaining returns
• Diverse customer base and stable service territory
JP Morgan Corporate Access

32 Rates and Regulation JP Morgan Corporate Access

Regulatory Approach
• A sound regulatory and energy policy platform
– KCC and FERC
• Ultimately results in lower rates for customers
Time
Traditional GRC
Riders coupled with GRC
Ultimately,
lower rates
JP Morgan Corporate Access

Methods of Cost Recovery
Revenue Requirement Method of Recovery Comment
1. Fuel, purchased power and
environmental consumables
Quarterly adjustment based on
forecasted cost, with annual true-up
Adjusts prices for actual costs,
protecting both customers and
investors from mispricing
2. Environmental capital Environmental Cost Recovery Rider
adjusts annually
Allows annual price adjustment to
reflect capital costs for investments
in emission controls
3. Transmission rate recovery FERC formula rate adjusts annually;
companion retail tariff to reflect
current revenue requirement
Timely recovery of transmission
system operating and capital costs
4. General capital investments Traditional rate case, but with predetermination and CWIP
Typical rate case reflects current
level of operating expenses and
most recent plant investment
5. Property taxes Annual adjustment to reflect current
property taxes
Allows timely recovery of actual
property tax costs in current rates
6. Extraordinary storm damages Traditionally deferred accounting treatment as rate base
Smoothes period expenses for
extraordinary storm restoration costs
7. Pension expenses Deferred as a regulatory asset for
subsequent recovery
Smoothes period expenses in
excess of amount in base rates
8. Energy efficiency programs Deferred as a regulatory asset for subsequent recovery
Smoothes period expenses for
energy efficiency programs
JP Morgan Corporate Access

Retail Energy Cost Adjustment (RECA)
• Provides timely price adjustments for fuel and purchased power costs
• Retail rates based on forecast of fuel and purchased power costs and retail sales
– Set quarterly
– Difference between forecast and actual is deferred
• Quarterly approach produces more stable prices
• Annual settlement of deferred balance
• RECA also used to rebate wholesale margins as a credit to retail cost of service
– Energy Marketing (i.e., non-asset) margins continue to be excluded from rate setting
JP Morgan Corporate Access

Environmental Cost Recovery Rider Mechanics
• ECRR adjusts retail rates annually to reflect capital investments in emission controls
– Investments as of December 31 recovered in rates subsequent June
– Eliminates need to file a rate case to capture rate base additions
•
Return of
and on
capital that is in service December 31
•
Return on
capital not yet placed in service December 31 (i.e., CWIP)
• ECRR reduces regulatory lag
– Regulatory lag limited to months, rather than longer lag typically associated with traditional rate case filings
JP Morgan Corporate Access

Illustrative ECRR Mechanics
(1) Illustration reflects only the projects publicly announced and assumes one-half of annual investment in service at year end
(2) Illustration uses    12% pretax return and 4% depreciation recovery
(3) Annual ECRR Tariff is effective June 1; assume Jan-May at prior year revenue requirement and Jun-Dec at new revenue requirement
JP Morgan Corporate Access
Clean Air Investment (1) 2008 2009 2010 2011 2012 2013
Year 1 Investment 238.4 $
Year 2 Investment 85.2 $
Year 3 Investment 111.7 $
Year 4 Investment 244.1 $
Year 5 Investment 375.1 $
Year 6 Investment 349.4 $
Environmental Investment 238.4 $    323.6 $    435.3 $    679.4 $    1,054.5 $ 1,403.9 $
Accumulated Depreciation Clean Air Investment
Depreciation on Year 1 Investment 4.8 $       9.5 $       9.5 $       9.5 $       9.5 $       9.5 $
Depreciation on Year 2 Investment 1.7 3.4 3.4 3.4 3.4
Depreciation on Year 3 Investment 2.2 4.5 4.5 4.5
Depreciation on Year 4 Investment 4.9 9.8 9.8
Depreciation on Year 5 Investment 7.5 15.0
Depreciation on Year 6 Investment 7.0
Annual Depreciation 4.8 $       11.2 $     15.2 $     22.3 $     34.7 $     49.2 $
Total Accum Depreciation for Environmental Investment 4.8 $       16.0 $     31.2 $     53.5 $     88.2 $     137.3 $
Environmental Investment, net of Accum. Depreciation 233.6 $    307.6 $    404.1 $    625.9 $    966.3 $    1,266.6 $
Return on
prior YE investment balance (2) 28.0 $     36.9 $     48.5 $     75.1 $     116.0 $
Return of
prior YE investments completed 4.8 11.2 15.2 22.3 34.7
Annual ECRR Revenue Requirement 32.8 $     48.2 $     63.7 $     97.4 $     150.6 $
Estimated calendar year revenue recognition (3) 19.1 $     41.8 $     57.2 $     83.3 $     128.5 $
Cumulative ECRR revenue recognition 19.1 $     60.9 $     118.1 $    201.4 $    329.9 $

Transmission Cost Recovery
• FERC formula transmission rate
– Changes in cost of service reflected in annual update of FERC tariff
• Update posted each October using projected test year
– Capital expenditures
– O&M
– Tariff based on year-end consolidated capital structure
• FERC transmission changes effective January 1
• Allowed ROE 11.3%
• Annual true-up compares projected revenue requirement to actual, with difference incorporated into next update
– Incentives on recently completed central Kansas line
• 12.3% ROE
• Accelerated book depreciation of 15 vs. 45 years
• Transmission Delivery Charge (TDC)
– Retail rates adjusted to match changes to FERC tariff
JP Morgan Corporate Access

Transmission Formula Rate Mechanics
• Fixed formula with changing inputs
– Updated annually using Form 1 data
– Established protocols for updates
• Uses projected test year
– Rate base (based on 13 month average)
– O&M, depreciation and taxes
– Cost of debt
• Annual true-up
incorporated in subsequent year’s formula inputs
Establish
Proj. 2011
Rev.  Req.
Establish
Proj. 2012
Rev. Req.
Start of 2012
Rate Year
Start of 2011
Rate Year
FERC
Form 1
Released
True-up between ’10
Proj. Rev. Req. and
Actual Rev. Req.
Transmission Formula Rate Time Line
JP Morgan Corporate Access

Statutes for Predetermination and CWIP
• Predetermination
– Utilities can obtain order establishing ratemaking principles that will apply over the life of the asset
• Construction Work in Progress (CWIP)
– Utilities can include CWIP in rate cases
JP Morgan Corporate Access

Pension Tracker
• Defer as regulatory asset shortfall between funding of GAAP pension/OPEB expense and pension/OPEB currently authorized
in rates
• Maintain minimum funding level equal to GAAP pension/OPEB
expense
• Recover deferred expenses through multi-year amortization as part of next rate case
JP Morgan Corporate Access

Energy Efficiency Initiatives
• SmartStar Lawrence smart grid project
– Installing
<
48,000 “smart” meters
– Advanced outage management system
– Total project cost of
<
$40 million
• Reduced by 50% DOE match
– Expect to implement over 2 - 3 years
• Deferred accounting for the cost of energy efficiency initiatives, such as
– Smart thermostats
– Customer educational programs
– Demand response programs
JP Morgan Corporate Access

Kansas’ Renewable Requirements
• Renewable Portfolio Standard established
– Installed capability standard in lieu of energy standard
• 10% of peak load by 2011, 15% by 2016 and 20% after 2020
– Implies additional 150 to 200 MW for Westar
– If generated in Kansas, treated at 110% of requirement
– Relief from standard possible if costs would increase prices >1%
• Potential to offset with RECs for initial period
• Limited net metering
– Limited to 1% of peak demand
– Customer’s net metered sales can’t produce net negative sales
• Environmental predictability
– Legislation precludes state air emission levels from being more stringent than federal standards
JP Morgan Corporate Access

Capital Structure for Ratemaking (Per Recent Orders)
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
48.66% 6.55% 3.19% 3.19%
Preferred
0.51 4.55 .02 .04
Common
50.83 10.40 5.29 8.77
100.00% 8.50% 12.00%
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
52.38% 6.13% 3.21% 3.21%
Preferred
0.45 4.52 .02 .03
Common
47.17 11.30 5.33 8.82
100.00% 8.56% 12.06%
KCC
FERC Transmission
(1) Incentive ROE of 12.3% for applicable rate base
(1)
JP Morgan Corporate Access

45 Background JP Morgan Corporate Access

Westar Energy Legal Structure
Kansas Gas and
Electric Company
Consolidated capital
structure is used for
ratemaking
(Rate regulated utility)
(Rate regulated utility)
Westar Energy, Inc.
Parent
Subsidiary
Combined company
does business under
the name “Westar
Energy”
JP Morgan Corporate Access

Meridian Way
Jeffrey
Rolling Meadows
Post Rock
Tecumseh
Lawrence
Abilene
Central Plains
Emporia
LaCygne
Hutchinson
Wolf Creek
Ironwood
Gordon Evans
Murray Gill
State Line
Flat Ridge
Neosho
Spring Creek

Westar Energy.

47 Westar’s Generating Resources JP Morgan Corporate Access Indicates proposed facility

100%
80%
60%
40%
20%
0%
71.3%
73.7%
94.0%
89.3%
88.0%
87.0%
92.6%
90.1%
Coal Capacity Factor
Wolf Creek Capacity Factor
Coal Availability Factor
Wolf Creek Availability Factor

Westar Energy.

Westar’s Plants
Westar's
MW Operator Years Installed
Pulverized coal
Jeffrey Energy Center 1,992 Westar 1978, 1980, 1983
Lawrence Energy Center 531 Westar 1954, 1960, 1971
Tecumseh Energy Center 205 Westar 1957, 1962
LaCygne Station 709 KCPL 1973, 1977
Nuclear
Wolf Creek 544 WCNOC (1) 1985
Gas steam turbine
Gordon Evans Energy Center 539 Westar 1961, 1967
Hutchinson Energy Center 167 Westar 1965
Murray Gill Energy Center 293 Westar 1952, 1954, 1956, 1959
Gas combustion turbine
Abilene Energy Center 68 Westar 1973
Gordon Evans Energy Center 294 Westar 2000, 2001
Hutchinson Energy Center 230 Westar 1974, 1975
Spring Creek Energy Center 279 Westar 2001
Tecumseh Energy Center 37 Westar 1972
Emporia Energy Center 663 Westar 2008, 2009
Gas combined cycle
State Line 201 EDE Co. 2001
Wind
Meridian Way 96 Horizon (2) 2008
Central Plains 99 Westar 2009
Flat Ridge 100 Westar (3) 2009
Available generation
At Dec. 31, 2009 7,047
(1) Wolf Creek Nuclear Operating Company is a company formed specifically to operate Wolf Creek for its owners.  WCNOC is governed by a board of directors consisting of the CEO of WCNOC and senior executives of the plant owners.
(2) 100% of generation purchased under Power Purchase Agreement (PPA)
(3) 50% owned and 50% of generation purchased under PPA from BP Alternative Energy
Westar Energy
2010 Results
NERC
5-Year Average
Plant Performance
JP Morgan Corporate Access

$/KW
JEC 2
JEC 1
JEC 3
LEC 5
LAC 1
LAC 2
TEC 8
LEC4
TEC 7
LEC3

Btu/kWh
JEC 2
JEC 1
JEC 3
LEC 5
LAC 1
LAC 2
TEC 8
LEC4
TEC 7
LEC3

Westar Energy.

Low-Cost Coal Fleet
• Very low fuel cost
– PRB coal
– Excellent rail arrangements
– Proximity to mines
• Low embedded capital cost
• No high-heat rate obsolete
plants
LAC 2 subject to lease agreement
JP Morgan Corporate Access
$0
$150
$300
$450
$600
Low Embedded Cost
5,000
7,000
9,000
11,000
13,000
Heat Rate

Westar Energy Coal Fleet
Unit
Capacity
(MW)
WR Share
(MW) Age
Heat Rate
(Btu/kWh)
Net Book
Value
(Millions) $/KW
Jeffrey 2 725            667            30 11,256 200 $         300 $
Jeffrey 1 722            665            32 11,204 216 $         325 $
Jeffrey 3 716            659            27 11,265 325 $         493 $
Lawrence 5 371            371            39 10,713 72 $           194 $
La Cygne 1 736            368            37 10,497 117 $         318 $
La Cygne 2
(a)
682            341            33 10,500 14 $           41 $
Tecumseh 8 129            129            48 11,189 16 $           124 $
Lawrence 4 108            108            50 11,605 41 $           380 $
Tecumseh 7 73              73              53 11,749 28 $           384 $
Lawrence 3 50              50              56 11,707 26 $           520 $
3,431
(a)  Subject to lease agreement
JP Morgan Corporate Access

Westar Coal Fleet Emission Control Equipment
Unit Scrubber Precipitator Fabric Filter Low NOx SCR
Jeffrey 1 Yes Yes No plans Yes Planned
Jeffrey 2 Yes Yes No plans Planned No plans
Jeffrey 3 Yes Yes No plans Yes No plans
La Cygne 1 Yes NA Planned Yes Yes
La Cygne 2 Planned Yes Planned Planned Planned
Lawrence 3 No plans Yes No plans Planned No plans
Lawrence 4 Yes NA Planned Planned No plans
Lawrence 5 Yes NA Planned Planned No plans
Tecumseh 7 No plans Yes No plans Yes No plans
Tecumseh 8 No plans Yes No plans Planned No plans
NA - Not Applicable
No present projects underway for CO2
JP Morgan Corporate Access

Dramatic Improvement in Air Quality
0
40

2005 2006 2007 2008 2009 2010
20
40
60
2005 2006 2007 2008 2009 2010
Sulfur Dioxide 76%
(000 tons)
Nitrogen Oxide 49%
(000 tons)
JP Morgan Corporate Access

Westar-operated plant supply (80%)
• JEC supply under contract through 2020 (10+ million tons/year)
– 70% has no market openers
– 30% reopened on price every 5 years
• Next re-pricing will occur in 2013
– All volumes have cost escalators
– Rail contract through 2013
• LEC/TEC supply under contract until 2012 (3.5 million tons/year)
– 100% at fixed price or capped through 2012
– Rail contract through 2013
Co-owned plant supply managed by GXP (20%)
• LAC supply (3 million tons/year)
Coal Supply
JP Morgan Corporate Access